                                  EXHIBIT 10.1

    THIS FORM OF AWARD AGREEMENT IS PART OF A PROSPECTUS COVERING SECURITIES
                   REGISTERED UNDER THE SECURITIES ACT OF 1933

                             R. G. BARRY CORPORATION

                          2005 LONG-TERM INCENTIVE PLAN
                    NONQUALIFIED STOCK OPTION AWARD AGREEMENT
                   GRANTED TO ___________ ON ___________, 20XX

R. G. Barry Corporation ("Company") and its shareholders believe that their business interests are best served by extending to you an opportunity to earn additional compensation based on the growth of the Company's business. To this end, the Company and its shareholders adopted the R. G. Barry Corporation 2005 Long-Term Incentive Plan ("Plan") as a means through which you may share in the Company's success. If you satisfy the conditions described in this Agreement, if any (and the Plan), your Award will mature into an opportunity to buy common shares of the Company.

This Award Agreement describes many features of your Award and the conditions you must meet before you may receive the value associated with your Award. To ensure you fully understand these terms and conditions, you should:

     - Carefully read the Plan and the Plan's prospectus to ensure you understand how the Plan works;

     - Read this Award Agreement carefully to ensure you understand what you must do to earn your Award; and

     - Contact Daniel Viren at (614) 729-7290 if you have any questions about your Award.

You must return a signed copy of the Award Agreement to

               Daniel Viren
               R. G. Barry Corporation
               13405 Yarmouth Road, N.W.
               Pickerington, Ohio 43147

Section 409A of the Internal Revenue Code ("Section 409A") imposes substantial penalties on persons who receive some forms of deferred compensation (see the Plan's prospectus for more information about these penalties). Your Award has been designed to avoid these penalties. However, because the Internal Revenue Service has not yet issued rules fully defining the effect of Section 409A, it is possible that your Award and the Award Agreement must be revised after the IRS issues these rules. As a condition of accepting this Award, you must agree to accept those revisions, without any further consideration, even if those revisions change the terms of your Award and reduce its value or potential value.
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                              Nature of Your Award

You have been granted Nonqualified Stock Options ("NQSOs") which you may exercise to purchase common shares of the Company but only if you satisfy the conditions, if any, described in this Award Agreement and pay the Exercise Price specified below. Federal income tax rules apply to NQSOs. These and other conditions affecting your NQSOs are described in this Award Agreement, the Plan and the Plan's prospectus, all of which you should read carefully. You must return a signed copy of the Award Agreement to:

               Daniel Viren
               R. G. Barry Corporation
               13405 Yarmouth Road, N.W.
               Pickerington, Ohio 43147

Grant Date: Your NQSOs were issued on ____________, 20XX

This is the date you begin to earn the right to buy common shares of the Company through your NQSOs.

Number of NQSOs: You have been granted _________ NQSOs.

You may buy one common share of the Company for each NQSO granted but only if you meet the conditions described in this Award Agreement and in the Plan.

            When You May Exercise Your Award and When It Will Expire

SEC Registration Statement. As of the Grant Date of your NQSOs, the Company has not filed with the Securities and Exchange Commission ("SEC") a Registration Statement covering the common shares of the Company issuable upon exercise of your NQSOs. You may not exercise your NQSOs until the Company has filed such a Registration Statement with the SEC, the Registration Statement has become effective, the Company has delivered to you a prospectus for the Plan which describes the Plan and certain of the terms and conditions of your Award and all applicable state securities laws are complied with.

Normal Vesting Date: You may not exercise your NQSOs until they vest. Normally, your NQSOs will vest (and may be exercised) if you are serving as a Board member on the following dates (see below for a discussion of what happens if you terminate your Board service before these dates or what might happen to accelerate the date your NQSOs vest):

          3,333 NQSOs, any time on or after _______, 20XX

          3,333 NQSOs, any time on or after ________, 20XX

          3,334 NQSOs, any time on or after ________, 20XX

This does not mean that you must exercise your NQSOs on these dates; these are merely the first dates that you may do so. However, your NQSOs will expire unless they are exercised before the Expiration Date.

How Your NQSOs Might Vest (and Be Exercisable) Earlier Than The Normal Vesting
Date: Regardless of the normal vesting schedule just given, your NQSOs will be vested (and may be exercised) if there is a Business Combination (as defined in the Plan). If this happens, your NQSOs will be fully exercisable as of the date of the Business Combination.
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How Your NQSOs May Be Forfeited: You may forfeit your NQSOs if your service as a
Board member ends before your NQSOs vest. The effect of a termination of service is described in the Plan's prospectus. Also, if you do not exercise your NQSOs before the Expiration Date, they will expire and may not be exercised at a later date. If your service on the Board terminates because of Retirement (as defined in the Plan), your NQSOs will expire on the earlier of the expiration date or one year after you cease to be a director.

                              Exercising Your Award

There are specific procedures you must follow to exercise an NQSO; if you do not follow these procedures, your attempted exercise will be disregarded. When you buy a common share of the Company by exercising an NQSO, the option exercised is cancelled and no more shares may be bought through the cancelled option.

Expiration Date: Normally, your NQSOs will expire on (and may not be exercised after) ____________, 20XX. However, there are other limits on how long you have to exercise your NQSOs after you terminate your Board service or after a Business Combination. These are described in the Plan's prospectus.

If you do not exercise your NQSOs before the Expiration Date, they will expire and may not be exercised at a later date.

Exercise Price: You must pay $ _________ for each common share of the Company you buy when you exercise an NQSO.

Minimum Number of NQSOs That You May Exercise: The smallest number of NQSOs that you may exercise at any one time is 100 or, if fewer, the total number of your outstanding vested NQSOs.

Also, you may not exercise any NQSO to buy a fractional common share of the Company; the value of a fractional share will be paid in cash. Procedures for Exercising Your NQSOs: To exercise an NQSO, you must:

     - Complete a copy of the Nonqualified Stock Option Exercise Form attached to this Award Agreement (additional copies are available from Daniel Viren at (614) 729-7290 or at the address given below); and

     - Pay the Exercise Price specified above (i.e., $ ________) for each share being purchased by exercising an NQSO).

This must be done before your NQSOs expire (see section titled "When You May Exercise Your Award and When It Will Expire" above). You may pay the Exercise Price in one of three ways. These are:

     - By check in the amount of the Exercise Price ($ __________) multiplied by the number of NQSOs being exercised. This check must be made payable to "R.G. Barry Corporation." In this case, and as soon as administratively practicable, the Company will issue you a number of shares equal to the number of NQSOs you are exercising.

     - Through a cashless exercise. In this case, the difference between the fair market value of the shares subject to the NQSO being exercised will be applied to pay the Exercise Price. If you elect this alternative, you will not have to spend any cash to exercise your NQSOs but you will receive fewer shares than if you pay the Exercise Price in cash.

     - Through an attestation process, which is available only if you have owned other common shares of the Company for at least six months before the NQSOs are exercised. In this case, the fair market value of your other shares will be applied to pay the Exercise Price. If you elect this alternative, you will not have to spend any cash to exercise your NQSOs but you also will receive fewer shares than if you pay the Exercise Price in cash.

It is impossible now to calculate the effect of a cashless exercise or the attestation process on the number of shares you will receive when your NQSOs are exercised. If you intend to use either the cashless exercise or attestation process to exercise your NQSOs, you must contact Daniel Viren when you complete the Nonqualified Stock Option Exercise Notice to be sure you understand the effect of these forms of exercise.

                        Other Rules Affecting Your Award

Beneficiary Designation: You may name a Beneficiary or Beneficiaries to receive or to exercise any vested NQSOs that are unpaid or unexercised when you die. This may be done only on the attached Beneficiary Designation Form and by following the rules described in that form. This form need not be completed now and is not required as a condition of receiving your Award. If you die without completing a Beneficiary Designation Form or if you do not complete that form correctly, your Beneficiary will be your surviving spouse or, if you do not have a surviving spouse, your estate.

Tax Withholding: You (and not R.G. Barry) are solely responsible for meeting any tax obligation arising when you exercise your NQSOs.

Transferring Your NQSOs: Normally your NQSOs may not be transferred to another person. However, you may complete a Beneficiary Designation Form to name the person who may exercise your NQSOs if you die before their Expiration Date. Also, the Committee may allow you to place your NQSOs into a trust established for your benefit or for the benefit of your family. Contact Daniel Viren at
(614) 729-7290 or at the address given below if you are interested in doing this.

Governing Law: This Award Agreement will be construed in accordance with and governed by the laws of the United States and of the State of Ohio (other than laws governing conflicts of laws).

Other Agreements: Also, your NQSOs will be subject to the terms of any other written agreements between you and the Company.

Adjustments to NQSOs: Your Award will be adjusted, if appropriate, to reflect any change to the Company's capital structure (e.g., the number of your NQSOs and the Exercise Price will be adjusted to reflect a stock split).

Other Rules: Your NQSOs also are subject to more rules described in the Plan and in the Plan's prospectus. You should read both these documents carefully to ensure you fully understand all the terms and conditions of this Award.

                           Tax Treatment of Your Award

The federal income tax treatment of your NQSOs is discussed in the Plan's prospectus.

                                      *****

You may contact Daniel Viren at (614) 729-7290 or at the address given below if you have any questions about your Award or this Award Agreement.

                                      *****

                     Your Acknowledgment of Award Conditions

Note: You must sign and return a copy of this Award Agreement to Daniel Viren at the address given below.
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By signing below, I acknowledge and agree that:

     -    A copy of the Plan has been made available to me;

     - I understand and accept the conditions placed on my Awards and understand what I must do to earn and exercise my Award; and

     - I will consent (in my own behalf and in behalf of my beneficiaries and without any further consideration) to any change to my Award or this Award Agreement so I can avoid paying penalties under Section 409A of the Internal Revenue Code, even if those changes affect the conditions of my Award and reduce its value or potential value.

Name
     ---------------------------------


--------------------------------------
(signature)

Date signed:
             -------------------------

A signed copy of this form must be sent to the following address:

               Daniel Viren
               R.G. Barry Corporation
               13405 Yarmouth Road, N.W.
               Pickerington, Ohio 43147

R.G. Barry Corporation will acknowledge receipt of your signed agreement after it is sent to the Company.

                      Committee's Acknowledgment of Receipt

A signed copy of this Award Agreement was received on ______________.

R.G. Barry Corporation


By:
    ----------------------------------

Name
     ---------------------------------

     _____ Has complied with the conditions imposed on the grant and the Award and the Award Agreement remains in effect; or

     _____ Has not complied with the conditions imposed on the grant and the Award and the Award Agreement is retroactively revoked as of the Grant Date because

     _________________________________________________________________.
          describe deficiency

R.G. Barry Corporation


By:
    ----------------------------------

Date:
      ---------------------------------

Note: Send a copy of this completed form to __________________________ and keep a copy as part of the Plan's permanent records.

                             R.G. BARRY CORPORATION
                          2005 LONG-TERM INCENTIVE PLAN

                    NONQUALIFIED STOCK OPTION EXERCISE NOTICE

 AFFECTING NONQUALIFIED STOCK OPTIONS ISSUED TO __________ ON ___________, 20XX

Additional copies of this Nonqualified Stock Option Exercise Notice are available from Daniel Viren at (614) 729-7290 or at the address given below.

By completing this form and returning it to Daniel Viren at the address given below, I elect to exercise the NQSOs described below:

Note: You must complete a separate Nonqualified Stock Option Exercise Notice each time you exercise NQSOs granted under each Award Agreement (e.g., if you are exercising 20 NQSOs granted January 1, 2006 and 100 NQSOs granted January 1, 2007 under a separate award agreement, you must complete two Nonqualified Stock Option Exercise Notices, one for each set of NQSOs being exercised).

Affected Options: This exercise relates to the following NQSOs (fill in the blanks):

     Grant Date: ____________________________________________________________

     Number of NQSOs being exercised with this Notice: ______________________

Exercise Price: The Exercise Price due is $__________________________________

     Note: This amount must be the product of $__________ multiplied by the number of NQSOs being exercised.

Payment of Exercise Price: I have decided to pay the Exercise Price by (check one):

     _____ Personal check payable to "R.G. Barry Corporation."

     _____ Through a cashless exercise.

     _____ Through the attestation process.

Note:

     - If you select the cash method of exercise, you must include payment with this notice.

     - If you select either the cashless or attestation form of paying the Exercise Price, you should contact Daniel Viren at (614) 729-7290 or at the address given below to be sure you understand how your choice of payment will affect the number of common shares of the Company you will receive.

                   Your Acknowledgement of Effect of Exercise

By signing below, I acknowledge and agree that:

     - I fully understand the effect (including the investment effect) of exercising my NQSOs and buying common shares of the Company and understand that there is no guarantee that the value of these shares will appreciate or will not depreciate;

     - This election will have no effect if it is not returned to Daniel Viren at the address given below before the Expiration Date specified in the Award Agreement under which these NQSOs were issued; and

     - The common shares of the Company I am buying by filing this form will be issued to me as soon as administratively practicable.

Name
     ---------------------------------


--------------------------------------
(signature)

Date signed:
             -------------------------

A signed copy of this Nonqualified Stock Option Exercise Notice must be sent to the following address no later than the NQSO's Expiration Date:

               Daniel Viren
               R. G. Barry Corporation
               13405 Yarmouth Road, N.W.
               Pickerington, Ohio 43147

                                      *****

                           Acknowledgement of Receipt

A signed copy of this Nonqualified Stock Option Exercise Notice was received on:
_______________________.

     _____ Has effectively exercised the NQSOs described in this notice; or

     _____ Has not effectively exercised the NQSOs described in this notice because

     _________________________________________________________________
     describe deficiency

R.G. Barry Corporation


By:
    ----------------------------------

Date:
      --------------------------------

Note: Keep a copy of this form as part of the Plan's permanent records.

                             R.G. BARRY CORPORATION
                          2005 LONG-TERM INCENTIVE PLAN
                          BENEFICIARY DESIGNATION FORM

   RELATING TO STOCK OPTION AWARD ISSUED TO _____________ ON ____________, 20XX

                   1.00 Instructions for Completing This Form

You may use this form [1] to name the person you want to receive any amount due after your death under the terms of the Award described above or [2] to change the person who will receive these benefits.

There are several things you should know before you complete this form.

First, if you do not elect another Beneficiary, any amount due to you under the Plan when you die will be paid to your surviving spouse or, if you have no surviving spouse, to your estate.

Second, your election will not be effective (and will not be implemented) unless you sign this form.

Third, your election will be effective only if and when this form is completed properly and returned to the Daniel Viren.

Fourth, all elections will remain in effect until they are changed (or until all death benefits are paid).

Fifth, if you designate your spouse as your Beneficiary but are subsequently divorced from that person (or your marriage is annulled), your Beneficiary designation will be revoked automatically.

Sixth, if you have any questions about this form or if you need additional copies of this form, please contact Daniel Viren at (614) 729-7290 or at the address given below.

                         1.00 Designation of Beneficiary

1.01 Primary Beneficiary:

     I designate the following persons as my Primary Beneficiary or Beneficiaries to receive any amount due after my death under the terms of the Award described above. This benefit will be paid, in the proportion specified, to:

     ______% to _______________________________________________________
                   (Name)                  (Relationship)

     Address: _________________________________________________________

     ______% to _______________________________________________________
                   (Name)                  (Relationship)

     Address: _________________________________________________________

     ______% to _______________________________________________________
                   (Name)                  (Relationship)

     Address: _________________________________________________________

     ______% to _______________________________________________________
                   (Name)                  (Relationship)

     Address: _________________________________________________________

1.02 Contingent Beneficiary

If one or more of my Primary Beneficiaries dies before I die, I direct that any amount due after my death under the terms of the Award described above:

     _____ Be paid to my other named Primary Beneficiaries in proportion to the allocation given above (ignoring the interest allocated to the deceased Primary Beneficiary); or

     _____ Be distributed among the following Contingent Beneficiaries.

     ______% to _______________________________________________________
                   (Name)                  (Relationship)

     Address: _________________________________________________________

     ______% to _______________________________________________________
                   (Name)                  (Relationship)

     Address: _________________________________________________________

     ______% to _______________________________________________________
                   (Name)                  (Relationship)

     Address: _________________________________________________________

     ______% to _______________________________________________________
                   (Name)                  (Relationship)

     Address: _________________________________________________________

 Elections made on this form will be effective only after this form is received by Daniel Viren and only if it is fully and properly completed and signed.

                  Name: _______________________________________

Soc. Sec. No.: _________________________________________________________________

Date of Birth: _________________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________

Sign and return this form to Daniel Viren at the address given below


------------------------------------    ----------------------------------------
Date                                    Signature

Return this signed form to Daniel Viren the following address:

               Daniel Viren
               R. G. Barry Corporation
               13405 Yarmouth Road, N.W.
               Pickerington, Ohio 43147

Received on:
             -----------------------


By:
    --------------------------------